ASSET PURCHASE AND EXCHANGE AGREEMENT


         THIS ASSET PURCHASE AND EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of the 3rd day of February, 1997 by and between Matrix Capital Corporation, a Colorado corporation ("Buyer") and STC Holdings, Inc., a Texas corporation ("STC Holdings"); and is joined in, specifically for Paragraphs 1 and 2, by the undersigned shareholders of STC Holdings, being the holders of at least 2/3 of the voting stock of STC Holdings (collectively, the "STC Shareholders").

                              W I T N E S S E T H:

         WHEREAS, the STC Shareholders are the respective owners of all of the outstanding shares of capital stock of STC Holdings; and

         WHEREAS, STC Holdings is the record and beneficial owner of certain shares of the common stock of Seller (the "Shares"), and the Shares, as of the Closing, will comprise the sole asset (the "Assets") of STC Holdings; and

         WHEREAS, Buyer desires to buy from STC Holdings, and STC Holdings desires to sell to Buyer, and the STC Shareholders desire that STC Holdings sell to Buyer, the Assets, on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties hereto covenant and agree as follows:

                               A G R E E M E N T:

         1.       Agreement to Sell and Purchase; Intended Effect.

                  (a) On the terms and subject to the conditions set forth in this Agreement, immediately prior to the Effective Time (as defined in the Agreement and Plan of Merger, dated November 22, 1996, between The Vintage Group, Inc. ("Seller"), Matrix/Vintage Acquisition, Inc. ("Acquisition") and Buyer (the "Merger Agreement")) (such time immediately prior to the Effective Time being referred to herein as the "Time of Exchange"), STC Holdings shall convey, transfer, assign, sell and deliver the Assets to Buyer, free and clear of any liens, claims and encumbrances, and Buyer shall acquire, accept and purchase the Assets. The STC Shareholders do hereby approve and consent to such sale and conveyance.

                  (b) Buyer and STC Holdings have endeavored to structure the asset acquisition as a tax-free "reorganization" under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended. The parties represent, warrant and agree to report the transaction in such manner.


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         2.  Consideration to be Paid by Buyer. The consideration (the "Purchase
Price") to be paid by Buyer for the Assets shall be the issuance by Buyer to the STC Shareholders, in the aggregate, as of the Effective Time, of a number of shares of Common Stock as is equal to STC Holdings' pro rata portion (based upon the number of shares of Seller common stock owned by Buyer as of the Effective Time bears to the total number of shares of Seller common stock issued and outstanding as of the Effective Time) of the Merger Consideration (as defined in the Merger Agreement). The Purchase Price shall be paid to the STC Shareholders pro rata based upon the number of shares of capital stock of STC Holdings held by a particular STC Shareholder bears to the total number of shares of capital stock of STC Holdings held by all STC Shareholders.

         3.       Closing; Conditions; Termination.

                  3.1 Time and Place of Closing. The sale and purchase provided for in this Agreement shall be consummated at a closing (the "Closing") to be held at the principal offices of Jenkens & Gilchrist, a Professional Corporation, in Dallas, Texas immediately prior to the Effective Time (the "Closing Date"), or at such other place, time and date as the parties may agree.

                  3.2 Actions to be taken at Closing by STC Holdings. At the Closing, STC Holdings shall execute and deliver to Buyer the following, which shall constitute a condition precedent to Buyer's obligation to close hereunder:

                           (a)      a bill of sale, in form acceptable to Buyer,
conveying title to the Assets, free and clear of any liens, claims and encumbrances, as well as the stock certificates evidencing all of the Shares, duly endorsed to Buyer or accompanied by stock powers duly executed in blank; and

                           (b)       a  certificate  of  the  President  of  STC
Holdings certifying that the Shares comprise the sole asset of STC Holdings; and

                           (c)      STC Holdings shall cause  Jack W. Jones, Jr.
to deliver his legal opinion certifying as to the accuracy of the matters represented and warranted by STC Holdings set forth in Section 4 hereof (the "Legal Opinion"); and

                           (d)      such other documents as Buyer may reasonably
request.

                  3.3 Actions to be Taken at Closing by Buyer. At the Closing, Buyer shall execute and deliver to STC Holdings and/or the STC Shareholders, as the case may be, the following, which shall constitute a condition precedent to STC Holdings's obligations to close hereunder:

                           (a)         stock  certificates,  registered  in  the
respective names of the STC Shareholders, evidencing the Purchase Price; and


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                           (b)      such other documents as the STC Shareholders
may reasonably request.

                  3.4 Conditions to STC Holdings' Obligations. In addition to those items reflected in Section 3.3, the obligations of STC Holdings to consummate the transactions provided for by this Agreement are subject to the satisfaction of each of the following conditions, any of which may be waived by STC Holdings:

                           (a)      Representations and Warranties.  Each of the
representations and warranties of Buyer made in this Agreement shall be true and correct in all material respects on and as of the Closing.

                           (b)      Covenants.  Buyer  shall have performed  and
complied in all material respects with all covenants and agreements required to be performed or complied with by it at or prior to the Closing.

                           (c)      Consents.  All consents of  any governmental
authorities  and  third  parties   necessary  to  consummate  the   transactions
contemplated hereunder shall have been obtained.

                           (d)      No Proceeding or Litigation. There shall not
exist, nor shall there be threatened, any litigation, action, suit, investigation, claim or proceeding challenging the legality of, or seeking to restrain, prohibit or materially modify, the transactions provided for in this Agreement.

                  3.5 Conditions to Buyer's Obligations. In addition to those items reflected in Section 3.2, the obligations of Buyer to consummate the transactions provided for by this Agreement are subject to the satisfaction of each of the following conditions, any of which may be waived by Buyer:

                           (a)      Representations and Warranties.  Each of the
representations and warranties of STC Holdings made in this Agreement shall be true and correct in all material respects on and as of the Closing.

                           (b)      Covenants.  STC Holdings and the STC
Shareholders shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by them at or prior to the Closing.

                           (c)      Consents.  All consents of any  governmental
authorities  and  third  parties   necessary  to  consummate  the   transactions
contemplated hereunder shall have been obtained.

                           (d)      No Proceeding or Litigation. There shall not
exist, nor shall there be threatened, any litigation, action, suit, investigation, claim or proceeding challenging the legality of, or seeking to restrain, prohibit or materially modify, the transactions provided for in this Agreement.


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                           (e)      The Legal Opinion shall have been  delivered
to Buyer.

                           (f)      Each of the  representations and  warranties
of Seller contained in the Merger Agreement shall have been true and correct on the date of execution of the Merger Agreement (the "date thereof") and shall be true and correct in all material respects on the Closing Date with the same effect as if made on the Closing Date, and the Seller shall have executed and delivered to the Buyer at the closing of the Merger (the "Merger Closing") a certificate of an officer of the Seller to that effect.

                           (g)      All of  the covenants and  agreements of the
Seller contained in the Merger Agreement and required to be performed on or before the Closing Date shall have been performed in all material respects, and the Seller shall have delivered to the Buyer at the Merger Closing a certificate of the Seller to that effect.

                           (h)      (i)  There shall not have been instituted or
threatened any legal proceeding seeking to prohibit the consummation of the transactions contemplated by the Merger Agreement or to obtain substantial damages with respect thereto.

                                    (ii)  None  of  the  parties to  the  Merger
Agreement shall be prohibited by any law, order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by the Merger Agreement and no action or proceeding shall then be pending that questions the validity of the Merger Agreement, any of the transactions contemplated thereby or any action that has been taken by any of the parties in connection therewith or in connection with any of the transactions contemplated thereby.

                           (i)      Since  the  date of  the  September 30, 1996
financial statements listed in the Merger Agreement, there shall have been no Material Adverse Effect (as defined in the Merger Agreement).

                           (j)      Seller shall have obtained the  consents and
approvals of third parties set forth in EXHIBIT E to the Merger Agreement.

                           (k)      The Merger  shall have been  approved by the
shareholders of Seller in accordance with the TBCA and the Seller's Articles of Incorporation.

                           (l)        The  Nasdaq  National  Market  shall  have
approved the listing, subject to official notice of issuance, of the Common Stock to be issued in the Merger and hereunder.

                           (m)      Persons  holding  not more  than  10% of the
Common Shares (as defined in the Merger Agreement) and persons holding not more than 10% of the Preferred Shares (as defined in the Merger Agreement) shall have perfected their dissenters' appraisal rights pursuant to the TBCA with respect to the Merger prior to the Closing Date.


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                           (n)      Buyer shall  have  received  a  letter  from
Ernst & Young LLP, in form reasonably acceptable to Buyer, to the effect that the transactions contemplated by the Merger Agreement, and this Agreement, will be accounted for as a "pooling of interests" under GAAP.

                           (o)      Seller  shall  have delivered  to Buyer  the
Agreements of Affiliates called for the SECTION 5.12 of the Merger Agreement.

                           (p)      Mr. Skretny  shall  have duly  executed  and
delivered the Employment Agreement (as defined in the Merger Agreement).

                           (q)      Buyer shall have received the  Piper Consent
(as defined in the Merger Agreement).

                           (r)      The Texas  Department of  Banking shall have
approved the Merger and the transactions contemplated by this Agreement.

                           (s)      Buyer shall have  received the  Resignations
(as defined in the Merger Agreement).

                  3.6 Termination. Notwithstanding anything else contained herein to the contrary, this Agreement may be terminated, without any liability or further obligations of the parties hereto, (a) by either Buyer or by STC Holdings if the transactions and agreements contemplated by the Merger Agreement have not been consummated, executed and/or delivered for any reason other than the failure of the Texas Department of Banking to have yet approved the Merger (in which case the date shall be March 31, 1997) on or prior to February 1, 1997; or (b) by Buyer if there has been a material breach of any representation or warranty of STC Holdings contained herein or if STC Holdings shall have failed to comply in any material respect with any of its covenants or agreements contained herein; or (c) by STC Holdings if there has been a material breach of any representation or warranty of Buyer contained herein or if Buyer shall have failed to comply in any material respect with any of its warrants and agreements contained herein; or (d) by mutual written agreement between STC Holdings and Buyer.

         4.       Representations and Warranties of STC Holdings.   STC Holdings
represents and warrants to Buyer as follows:

                  4.1 Ownership. Except as set forth in SCHEDULE 4.1(A), STC Holdings has good and marketable title to the Shares, free and clear of all liens, claims and encumbrances. Upon the Closing, Buyer will receive good and marketable title to such Shares, free and clear of all liens, claims and encumbrances. STC Holdings has, and at the time of delivery of the Shares to be sold hereunder STC Holdings will have, full legal right, power, authority and capacity to execute, deliver and perform this Agreement, and to consummate the transactions contemplated hereby. SCHEDULE 4.1(B) hereto sets forth a true, correct and complete list of all of the Assets. At the Time of Exchange, the sole asset of STC Holdings shall be the Shares.


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                  4.2      Capitalization.

                           (a)      EXHIBIT A  attached  hereto  sets forth  the
authorized capitalization of STC Holdings, the number of shares outstanding of STC Holdings, and the names of and the number of shares owned by each of the shareholders of record as of the date hereof. No person or entity, other than as shown on such EXHIBIT A, owns of record any of the outstanding shares of capital stock of STC Holdings. At the Effective Time, all of the outstanding shares of STC Holdings will be owned of record by the STC Shareholders, as set forth in EXHIBIT A hereto, which will comprise all of the issued and outstanding capital stock of STC Holdings. All of the outstanding shares of STC Holdings are and will be validly issued and outstanding, fully paid and nonassessable. Such outstanding shares are not subject to and were not issued in violation of any preemptive rights. Each such share was issued in conformity with applicable law and neither any party to whom such shares were issued nor any person claiming through any such party has any claim against STC Holdings in respect of any such issuance. There are no voting trusts or other agreements or understandings to which STC Holdings is a party with respect to the voting of the capital stock of STC Holdings. Except as disclosed on SCHEDULE 4.2(A) hereto, STC Holdings is not party to or bound by any shareholder's agreement.

                           (b)       There  are  no  outstanding  subscriptions,
options, rights, warrants, convertible securities or other agreements or commitments ("Stock Rights") obligating STC Holdings to issue or to transfer from the treasury any additional shares of capital stock or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of STC Holdings, and no unissued shares of stock are subject to any preemptive rights. Except as set forth in
SCHEDULE 4.2(A) hereto, there are no outstanding contractual obligations of STC Holdings to repurchase, redeem or otherwise acquire any outstanding shares of capital stock of or other ownership interest in STC Holdings.

                  4.3 Enforceability. This Agreement is, and the other agreements, documents and instruments required hereby will be, when executed and delivered by the parties hereto and thereto, enforceable against STC Holdings and the STC Shareholders in accordance with their respective terms.

                  4.4 Agreement Not in Breach of Other Instruments. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, or conflict with, (a) any material agreement, indenture or other instrument to which STC Holdings and/or the STC Shareholders are a party or by which any of them is bound, including without limitation those items listed in SCHEDULES 4.1(A), 4.1(B) and 4.2(A) hereto; (b) any judgment, decree, order or award of any court, governmental body or arbitrator applicable to STC Holdings or such STC Shareholders; or (d) any law, rule or regulation applicable to STC Holdings or such STC Shareholders.

                  4.5 Vote for Merger. STC Holdings will vote all of the Shares in favor of the Merger or, if requested by Buyer, will execute an irrevocable proxy in favor of Buyer with respect to the Shares, substantially in the form attached as EXHIBIT B to the Merger Agreement.

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         5.       Representations and Warranties of Buyer.  Buyer represents and warrants to STC Holdings as follows:

                  5.1 Organization. Buyer is a corporation duly organized and validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power to enter into and perform its obligations under this Agreement and under any other agreements, documents and/or instruments to be executed and/or delivered by it pursuant to or in connection with this Agreement.

                  5.2 Authorization; Enforceability. The execution, delivery and performance of this Agreement and of all of the agreements, documents and/or instruments to be executed and/or delivered by Buyer pursuant to or in connection with this Agreement have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement is, and the other agreements, documents and instruments required hereby will be, when executed and delivered by the parties hereto and thereto, enforceable against Buyer in accordance with their respective terms.

                  5.3 Agreement Not in Breach of Other Instruments. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, or conflict with, (a) any material agreement, indenture or other instrument to which Buyer is a party or by which it is bound; (b) the articles of incorporation or bylaws of Buyer; (c) any judgment, decree, order or award of any court, governmental body or arbitrator applicable to Buyer; or (d) any law, rule or regulation applicable to Buyer.

         6.       Miscellaneous.

                  6.1 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed given as of the date of delivery if delivered personally or two (2) business days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

                  If to STC Holdings or any
                     of the STC Shareholders:    c/o Jack W. Jones, Jr.
                                                 2010 Bird Creek Drive
                                                 Suite 101
                                                 Temple, Texas 76502

                           With a copy to:       Jenkens & Gilchrist,
                                                 a Professional Corporation
                                                 1445 Ross Avenue, Suite 3200
                                                 Dallas, Texas 75202
                                                 Attn.:  Peter Weinstock, Esq.

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                  If to Buyer:                   Matrix Capital Corporation
                                                 1380 Lawrence Street
                                                 Suite 1410
                                                 Denver, Colorado 80204
                                                 Attn.:President

                           With a copy to:       Jenkens & Gilchrist,
                                                 a Professional Corporation
                                                 1445 Ross Avenue, Suite 3200
                                                 Dallas, Texas 75202
                                                 Attn.: Ronald J. Frappier, Esq.

                  6.2 Assignability and Parties in Interest. This Agreement shall not be assignable by any of the parties hereto, without the prior written consent of the non-assigning party. This Agreement shall inure to the benefit of and be binding upon Buyer, the STC Shareholders and STC Holdings and their permitted successors and assigns.

                  6.3 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW
PRINCIPLES THEREOF.

                  6.4    Counterparts.    This   Agreement   may   be   executed
simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

                  6.5 Complete Agreement. This Agreement and the documents delivered or to be delivered pursuant to, or in connection with, this Agreement contain or will contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and shall supersede all previous and contemporaneous oral and all previous written negotiations, commitments and understandings.

                  6.6 Modifications, Amendments and Waivers. At any time prior to the Closing or termination of this Agreement, the parties may, by written agreement:

                           (a)      extend the time for the  performance of  any
of the obligations or other acts of the parties hereto;

                           (b)     waive any inaccuracies in the representations
and warranties contained in this Agreement or in any document delivered pursuant to this Agreement;

                           (c)      waive compliance  with any  of the covenants
or agreements contained in this Agreement; and

                           (d)      amend or supplement any of the provisions of
this Agreement.


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                  6.7      Interpretation.    The  headings  contained  in  this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  6.8 Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

                  6.9 Survival. The representations and warranties contained herein shall not survive the Closing, but nothing herein shall be construed to limit or eliminate the ability of Buyer to pursue an action based upon misrepresentations made with actual knowledge and/or fraud.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.

                                                     STC HOLDINGS:

                                                     STC HOLDINGS, INC.


                                                     By:/s/
                                                           ------------------
                                                     Name: Paul E. Skretny
                                                     Title: President


                                                     BUYER:

                                                     MATRIX CAPITAL CORPORATION


                                                     By:/s/
                                                           ------------------
                                                     Name: Richard V. Schmitz
                                                     Title: Chairman






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         The STC Shareholders,  by executing below, hereby join in the foregoing
Agreement to reflect their acknowledgment of and agreement to Paragraphs 1 and 2.

                                                     STC SHAREHOLDERS:


                                     /s/
                                        --------------------------
                                        Jack W. Jones, Jr.


                                     Kangas Family Trust
                                     By:      /s/
                                                 -----------------
                                                 Jack W. Jones, Jr.

                                     /s/
                                        --------------------------
                                        Michele B. Maruri

                                     /s/
                                        --------------------------
                                        Robert H. Saxton, M.D.


                                     /s/
                                        --------------------------
                                        Paul E. Skretny

                                     /s/
                                        --------------------------
                                        Kent R. Snodgrass

                                     /s/
                                        --------------------------
                                        Daniel R. Weir

                                     /s/
                                        --------------------------
                                        Jeff Thompson



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